ELFUN INCOME FUND

(the “Fund”)

Supplement dated June 12, 2019 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated April 30, 2019,

each as may be revised and/or supplemented from time to time

Effective immediately, James Palmieri replaces Mark Johnson as a Portfolio Manager on the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

•	On page 18 of the Prospectus and on page 7 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Matthew Nest and James Palmieri. They have served as portfolio managers on the Fund since 2018 and 2019, respectively.

•

On page 67 of the Prospectus, the fifth, sixth and seventh paragraphs of the sub-section entitled “PORTFOLIO MANAGEMENT TEAMS” within the section entitled “MANAGEMENT AND ORGANIZATION” are deleted in their entirety and replaced with the following:

Key professionals involved in the day-to-day portfolio management of the Elfun Income Fund include the following:

Matthew Nest, CFA, is a Managing Director of SSGA and the Adviser and Global Head of Macro Strategies. In that capacity, he is responsible for global interest rate and currency portfolio management. Prior to joining SSGA in 2016, Mr. Nest spent sixteen years at PIMCO in a number of functions including portfolio management, strategy and business development. He has worked in the U.S., Sydney, Singapore and Hong Kong. He started his career at Bank of America and has been working in the investment industry since 1999. Mr. Nest has a Bachelor of Science in Economics from Arizona State University and a Master of Business Administration from the University of Chicago’s Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute.

James Palmieri, CFA, is a Managing Director of SSGA and the Adviser, a Senior Portfolio Manager, and Head of Structured Credit for the Fundamental Active Fixed Income Team. In his role, he is the lead portfolio manager and trader for the Structured Products Group servicing all total rate of return and insurance accounts managed in Stamford, CT. In addition to his portfolio management responsibilities, Mr. Palmieri is a member of the Fixed Income Currency and Cash Senior Leadership Team, and the Fundamental Active Core and Core Plus Fixed Income Team. He joined SSGA in 2016 as part of the SSGA acquisition of GE Asset Management. Prior to joining SSGA, Mr. Palmieri worked at GE Asset Management for eleven years as a senior portfolio manager and trader for all fixed income total rate of return and insurance accounts for GE. Prior to joining GE Asset Management, he worked at Constitution State Corporate Credit Union for one year as an investment director and CIGNA Investment Management for five years as a fixed income portfolio manager. He received his Bachelor of Science from Central Connecticut State University, is a Chartered Financial Analyst (CFA) charter holder, and has twenty years of investment experience.

•

On page 53 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed,” within the section entitled “MANAGEMENT OF THE FUNDS,” the information regarding Mark Johnson is deleted in its entirety, and the following is added to and supplements the information in the table regarding the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
James Palmieri††	5	$3.80	1	$0.06	93	(5)	$54.06	(5)	$57.92

††	As of April 30, 2019.
(5)	Includes 2 accounts (totaling $743.42 million in assets under management) with performance-based fees.

Mr. Palmieri did not beneficially own shares of any of the Funds as of April 30, 2019.

•	All other references to Mark Johnson in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with James Palmieri.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPELFUN061219